                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      NATIONAL ENVIRONMENTAL SERVICE CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                      NATIONAL ENVIRONMENTAL SERVICE CO.
                  12331 E. 60TH STREET, TULSA, OKLAHOMA 74146
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1999


MEETING NOTICE

The Annual Meeting of the Shareholders of National Environmental Service Co., an Oklahoma Corporation, will be held at 12331 E. 60th St., Tulsa, Oklahoma, on May 20, 1999, at 1:00 p.m. for the purpose of considering and acting upon the following:

     (1)  The election of five directors for a one year term.

     (2) The ratification of the selection of Tullius Taylor Sartain & Sartain LLP as independent auditors to audit the financial statements to be included in the Annual Report to Shareholders for 1999.

     (3) The transaction of any other matters that properly come before the meeting or any adjournment thereof.

Shareholders entitled to vote are invited to attend the Annual Meeting.

The Board of Directors has fixed the close of business on April 9, 1999, as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting.

The Company's Proxy Statement and Annual Report are included with this notice.


Dated: April 16, 1999



                                    Larry G. Johnson
                                    Vice President &
                                    Secretary-Treasurer


REGARDLESS OF WHETHER YOU NOW EXPECT TO BE PRESENT PERSONALLY AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.

                      NATIONAL ENVIRONMENTAL SERVICE CO.
                  12331 E. 60th Street, Tulsa Oklahoma 74146

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 20, 1999


                                PROXY STATEMENT



The Board of Directors solicits your proxy for use at the Annual Meeting of National Environmental Service Co. (the "Company") to be held at 1:00 PM on May 20, 1999 at the corporate office located at 12331 East 60th Street, Tulsa, Oklahoma. Proxy statements and proxies were mailed to shareholders on or about April 16, 1999. A shareholder who signs and returns a proxy may revoke it or give special voting specifications at any time before the proxy is exercised by writing the Secretary of the Company at its offices at 12331 E. 60th St., Tulsa, Oklahoma, 74146, by exercising a later-dated proxy or by attending the 1999 Annual Meeting in person and giving written notice to the Secretary of the Company. The proxy will be voted in accordance with such specifications.

Stockholders of record at the close of business on April 9, 1999 will be entitled to vote at the Annual Meeting. The Company had 7,888,643 outstanding shares of common stock as of the close of business on March 31, 1999. The Company has no other voting securities outstanding. Shareholders are entitled to one vote per share on each matter. If the accompanying form of proxy is signed and returned, the shares will be voted for each of the nominees named herein and for the selection of Tullius Taylor Sartain & Sartain as independent auditors.

A shareholder may, with respect to the selection of directors (I) vote for the election of all nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for purposes of determining the presence of a quorum. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matters are approved or the outcome of the election of directors.

Abstentions from voting, which maybe specified on any proposal other than the election of directors, will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the shareholders for a vote. Accordingly, an abstention will have the same effect as a vote against any such matters.

SHAREHOLDER PROPOSALS

The Company knows of no shareholder proposals to be considered at the Annual Meeting. Shareholder proposals will be eligible for consideration for inclusion in the Proxy Statement for the 2000 Annual Meeting if they are received by the Secretary of the Company no later than December 17, 1999 at the address set forth above. If a shareholder, who intends to present a proposal at the Company's 2000 Annual Meeting of Shareholders and has not sought inclusion of the proposal in the Company's proxy materials pursuant to Rule 14a-8, fails to provide the Company with notice of such proposal by March 2, 2000, then the persons named in the proxies solicited by the Company's Board of Directors for its 2000 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

ELECTION OF DIRECTORS

Proxy holders named on the proxy card will vote FOR the election of the nominees listed below, unless otherwise instructed on the proxy cards that have been signed and returned. If you do not wish your shares to be voted for particular nominees, please identify the exceptions on the proxy card. If any of these nominees should be unable to serve, the proxies will be voted by the proxy holders for the election of such other person as they shall determine, in accordance with their judgment. Directors are elected for one-year terms.

Name                   Age    Position
----                   ---    --------

Eddy L. Patterson       57    Director, Chairman and Chief Executive Officer

Albert A. McCutchan     58    Director and Executive Vice President

E. R. Foraker           60    Director

W. R. Simpson           54    Director

Dallin Bagley           60    Director


The business background of the Directors follows:

     Eddy L. Patterson has served as Chairman, Chief Executive Officer and a Director of the Company since May 1989. Mr. Patterson also serves as Chairman and a director of Lab One Analytical, Inc. ("Lab One") and as President and a director of Fuel Recovery Systems, Inc.("FRS"), wholly owned subsidiaries of the Company. Mr. Patterson was formerly the owner of an oil and gas production company and a small manufacturing company.

     Albert A. McCutchan has served as Executive Vice President and a Director of the Company since May 1989. Mr. McCutchan also serves as a director of Lab One, and as Vice President, Secretary and a director of FRS. Mr. McCutchan has been employed in the underground tank service business for more than ten years.

     Mr. Edward. R. Foraker has served as a Director of the Company since April 1994. Since 1970, Mr. Foraker has served as President and Chairman of the Board of Directors of ECC Energy Corporation and its predecessor corporations. Mr. Foraker also served as President of WestAmerica Investment Group, Inc. until its sale in 1997. ECC Energy Corporation engages in coalbed methane gas exploration, development and production and oil field service contracting.
ECC's headquarters is located in Dewey, Oklahoma.

     Mr. W. F. Simpson has served as a director of the Company since January, 1997. He has been President and co-owner of J P Emco from 1985 until 1997. J P Emco is a manufacturer of plastic automotive parts located in Ada, Oklahoma. Prior to 1985, Mr. Simpson served as plant manager of the facility under the ownership of

General Tire. Previous employment included work for Goodyear Tire and Rubber and Merrill Lynch in Akron, Ohio. Mr. Simpson is currently retired.

     Mr. Dallin Bagley has served as a director of the company since February, 1999. Mr. Bagley was elected to complete the term of Mr. Jerry Danielson who resigned in November 1998 to devote himself to other business matters. Mr. Bagley began practicing law in 1996. During the past six years Mr. Bagley has served as Vice President of National Financial Services, Inc., a computer back-up accounting firm for health and fitness clubs. Mr. Bagley is also currently a director of Tunex International, a chain of automotive engine performance and service centers, and Gentner Communications Corporation, a corporation that provides technology, service, and educational solutions for U.S. and international communications markets. Mr. Bagley received a Juris Doctorate in 1965 from the University of Utah College of Law.

BOARD COMPENSATION AND COMMITTEES

The Company pays each member of its Board of Directors $500 for each quarterly Board meeting which he attends. Directors are not compensated for special meetings. Directors are not currently reimbursed for their expenses incurred in attending such meetings. During 1998, there were four regular quarterly board meetings and one special board meeting. No director attended less than 75% of the board meetings and committee meetings for those committees on which he served. E. R. Foraker, Jerry Danielson, and W. F. Simpson served on both the Audit and Compensation Committees. The primary functions of the Audit Committee are to monitor the Company's internal accounting controls, review the annual financial information and review the services and fees of the independent auditors. The Audit Committee met one time during the fiscal year ended December 31, 1998. The primary functions of the Compensation Committee are to review and approve management's recommendations concerning compensation of executive officers and certain other employees and to administer the Company's 1994 Employee Stock Plan. The Compensation Committee has the authority, in its discretion, to select the eligible officers and employees to whom options shall be granted and the number of shares of the Company's Common Stock to be subject to such options. The Compensation Committee met one time during the fiscal year ended December 31, 1998. The Company has no standing nominating committee.

EXECUTIVE OFFICERS

Executive Officers that are not Directors of the Company and their business backgrounds are as follows:

Mr. James Howell, President, age 45, received a B.S. degree from Oklahoma State
     University in Agricultural Engineering. Mr. Howell has held marketing and management positions with several national companies including Network Security Corporation and Mosler, Inc. Mr. Howell joined the Company in 1989 as Director of Marketing. Mr. Howell has been the Vice President-Marketing since January 1, 1995 and was elected as President in June, 1998.

Mr. Larry G. Johnson, Vice President, Secretary-Treasurer and Chief Financial
     Officer, age 53, has served in these capacities since January 1, 1995. Mr. Johnson also has served as the President of Lab One since March 1993. Mr. Johnson has been employed by the Company since 1993. From April 1992 to January 1993, Mr. Johnson served as a consultant to the Company. From 1971 to 1991, Mr. Johnson was employed by Broken Arrow Federal Savings and Loan and served as President and Chief Executive Officer for 16 of those years. Mr. Johnson holds an M.B.A. degree from the University of Tulsa.

Mr. Chuck Nance, Vice President-Operations, age 52, has over 20 years of experience in service station construction and underground storage tank installation. Mr. Nance joined the Company in 1991 as a project manager and is licensed in several states to perform all aspects of underground storage services. Mr. Nance was named Vice President-Operations on January 1, 1995. Prior to joining the Company, Mr. Nance was a construction manager for over nine years with Petroleum Marketers Equipment

     Company, Inc.

Mr. Robert Watson, Controller, age 52, received his degree, with honors, from the University of Arkansas in 1969. With over 20 years experience as a CPA, including seven years with the international firm of Arthur Young & Co. (now Ernst & Young LLP), he joined NESCO in 1996. Mr. Watson was the Controller and Corporate Secretary-Treasurer for Lake Country Beverage, Inc. from October 1986 to November 1995 and was a business consultant from November 1995 to May 1996. Mr. Watson oversees all day to day corporate accounting functions.

Executive Compensation

The following table sets forth certain information concerning the annual and long-term compensation for the two principal executive officers of the Company. Because no other executive officer of the Company received cash compensation exceeding $100,000 during the year ended December 31, 1998, no disclosure pertaining to other executives is required or provided.


                          Summary Compensation Table

                                            Annual Compensation
                            ---------------------------------------------------
Name and                                                        Other Annual     All Other
Principal Position          Year          Salary($) Bonus       Compensation    Compensation
------------------          ----          ---------------       ------------    ------------
Eddy L. Patterson,          1998          148,077  $25,000             -            (1)
Chairman & Chief            1997          105,042   20,484             -            (1)
Executive Officer           1996           61,958    7,100             -            (1)

Albert A. McCutchan         1998          129,151  $20,000             -            (1)
Executive vice President    1997           98,286   18,435             -            (1)
                            1996           50,981    6,400             -            (1)

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus for any of the executive officers.

                            PRINCIPAL SHAREHOLDERS

The following table sets forth certain information as of March 31, 1999, regarding the ownership of the Company's common stock by (a) all persons known by the Company to be beneficial owners of more than 5% of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. There is no other class of securities of the Company entitled to vote at the Annual Meeting.

NAME AND ADDRESS OF          AMOUNT AND NATURE
OF BENEFICIAL OWNER       OF BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-----------------------  --------------------------  -----------------
Eddy L. Patterson             1,556,758 shares              19.7%
12331 E. 60th St.
Tulsa, Oklahoma 74146

Albert A. McCutchan           1,737,068 shares(1)           22.0%
12331 E. 60th St.
Tulsa, Oklahoma 74146

E.R. Foraker                       269,838 shares(2)              3.4%
4141 North Scottsdale Road
Suite 100
Scottsdale, Arizona 85251

W. F. Simpson                       13,806 shares                  .2%
201 West Kings Road
Ada, Oklahoma 74820

Dallin Bagley                    1,350,000 shares                17.1%
2350 Oakhill Drive
Salt Lake City, Utah 84121

All directors and
executive officers as
a group of seventeen persons     5,018,752 shares                63.6%

(1) Mr. McCutchan's beneficial shares of 1,777,068 shares include 207,818 shares owned by Beverly Ann McCutchan, his wife. Mr. McCutchan disclaims beneficial ownership of such shares.

(2) Mr. Foraker's beneficial shares of 269,838 shares include 6,806 shares owned by Sandra D. Foraker, his wife and 5,000 shares owned by his children. Mr. Foraker disclaims beneficial ownership of such shares.

Except as otherwise indicated, all of the persons named above have sole voting and investment power with respect to the shares beneficially owned by them.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and shareholders who own more than 10% of the Company's outstanding common stock to report to the Securities and Exchange Commission their initial ownership of the Common Stock and any subsequent changes in that ownership and to furnish the Company with a copy of each report. The regulations of the Securities and Exchange Commission impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal year 1998.

To the Company's knowledge, based solely on review of the copies of the reports furnished to the Company and written representations that no other reports were required during and with respect to fiscal 1998, all Section 16(a) filing requirements applicable to its officers, directors and holders of more than 10% of its outstanding shares of Common Stock were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company paid Lab One Analytical, Inc. ("Lab One") $819,000 in 1998 and $217,000 in 1997, for analytical laboratory testing services rendered. In 1998 and 1997, the Company purchased certain insurance coverage and office supplies on behalf of Lab One for $10,000 and $10,000, respectively. Mr. Patterson and Mr. McCutchan, the Company's two principal shareholders, each owned 50% of the capital stock and are directors and executive officers of Lab One. Lab One was acquired by the Company on January 30, 1998, for $75,000 cash and 225,000 shares of the Company's common stock following the completion of an independent appraisal of Lab One and the review and unanimous consent of the outside directors of the company as to the transaction and the terms and conditions thereof. Mr. Johnson, an executive officer of the Company, serves as the President of Lab One.

The Company leased its Tulsa office and warehouse space from McCutchan-Patterson Partnership, a partnership wholly-owned by Messrs. Patterson and McCutchan. The lease ran from July 1, 1995 through December 31, 1997 and called for monthly lease payments by the Company of $5,500. On February 28, 1998, the Company acquired the office building, warehouse, and lot on which the Company's corporate office is located. The purchase price of $600,000 was established by an independent appraisal of the property. The acquisition was approved by unanimous consent of the outside directors of the Company after a review of the appraisal and the terms and conditions of the purchase.

The Company performed various environmental services related to underground storage tanks for Danielson Oil for which it received $23,000 in 1998 and $86,000 in 1997. Danielson Oil is principally owned by Jerry Danielson, a Director of the Company until his resignation in November, 1998.

INDEPENDENT AUDITORS

Tullius Taylor Sartain & Sartain LLP served as the Company's independent auditors during 1998 and have been chosen for that capacity for 1999. Representatives of Tullius Taylor Sartain and Sartain LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

OTHER MATTERS

The Company will bear the cost of the proxy solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply solicitation materials by mail to the beneficial owners of the Company's common stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and certain directors, officers and employees of the Company, not employed for the purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or telegraph.

MATTERS WHICH MAY COME BEFORE THE MEETING

The Board of Directors does not intend to bring any other matters before the meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with the recommendation of the Board of Directors.

REMINDER: PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                      NATIONAL ENVIRONMENTAL SERVICE CO.
                  12331 E. 60TH STREET, TULSA, OKLAHOMA 74146
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Eddy L. Patterson and Albert A. McCutchan, and each of them, with power of substitution, as proxies, to vote all shares of National Environmental Service Co. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders on May 20, 1999, at the company's offices at 12331 E. 60th Street, Tulsa, Oklahoma at 1:00 p.m., or any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on matters which come before the meeting.

1. To elect the following nominees as directors for a one year term: Eddy L. Patterson, Albert A. McCutchan, E. R. Foraker, W. F. Simpson. Dallin Bagley.

     FOR all nominees      WITHHOLD AUTHORITY to vote   (INSTRUCTION: To withhold
     (except as marked     For all nominees             authority to vote for any individual
     to the contrary at    (  )                         that nominee's name on nominee, write
     right) (  )                                        the space below.)

2. To ratify the of Tullius Taylor Sartain & Sartain as independent auditors for the Company for 1999.

                 FOR                   AGAINST                 ABSTAIN
                 ( )                     ( )                     ( )

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)



    This proxy will be voted in accordance with shareholder specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1 and 2. Receipt of accompanying Notice of the meeting and Proxy Statement is hereby acknowledged.

                                Date:___________________________________, 1999

                                ______________________________________________
                                                 (Signature)
                                ______________________________________________

                                ______________________________________________
                                            (Please Print Your Name)
                                (Please sign name as fully and exactly as it appears opposite. When Signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.